MassMutual AccessSM Pine Point Fund — Consolidated Portfolio of Investments

June 30, 2022

Name	Initial Acquisition Date (h)	Geographic Region	Unfunded Commitment	Fair Value
Primary Fund Investments — 10.3%
Bertram Growth Capital IV-A, LP (a) (c)	7/01/2022	North America	2,626,346	$2,593,260
Gryphon Partners VI-A, LP (a) (c)	7/01/2022	North America	4,033,110	3,679,007
OceanSound Partners Fund, LP (a) (c)	7/01/2022	North America	3,465,309	5,340,172

Total (Cost $9,877,380)				$11,612,439

Secondary Fund Investments — 43.9%
AE Industrial Partners Extended Value Fund, LP (a) (b) (c)	7/01/2022	North America	184,196	$1,531,028
BC Partners Galileo (1) LP (a) (b) (c) (d)	7/01/2022	Europe	—	5,897,161
FB HA Holdings LP (a) (b) (c)	7/01/2022	North America	—	5,006,248
Icon Partners V, LP (a) (b) (c)	7/01/2022	North America	2,592,593	7,593,792
JFL-NG Continuation Fund, LP (a) (b) (c)	7/01/2022	North America	2,132,654	11,327,066
Montagu + SCSp (a) (b) (c) (e)	7/01/2022	Europe	1,709,489	5,805,812
NSH Verisma Holdco, LP (a) (b) (c)	7/01/2022	North America	1,453,497	4,527,137
Stork SPV, LP (a) (b) (c)	7/01/2022	North America	2,021,390	3,218,272
TSCP CV I, LP (a) (b) (c)	7/01/2022	North America	908,439	4,422,613

Total (Cost 42,782,106)				$49,329,129

Co-Investments — 20.0%
BSP-TS, LP (a) (b) (c)	7/01/2022	North America	—	$5,012,501
EPP Holdings LLC (a) (b) (c) (f)	7/01/2022	North America	1,196,000	2,573,338
Gallant Screening Acquisition, LLC (a) (b) (c)	7/01/2022	North America	—	4,996,928
GoCanvas TopCo, LLC (a) (b) (c)	7/01/2022	North America	—	1,718,735
Home Services Aggregator LP (a) (b) (c)	7/01/2022	North America	1,050,000	4,557,455
OceanSound Partners Co-Invest II, LP (a) (b) (c)	7/01/2022	North America	—	3,589,092

Total (Cost $20,924,922)				$22,448,049

MassMutual AccessSM Pine Point Fund — Consolidated Portfolio of Investments (Continued)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS — 24.6%
Commercial Paper — 24.6%
Alimentation Couche-Tard, Inc.
1.502% 7/08/22 (g)	$1,000,000	$999,571
Ameren Corp.
1.574% 7/11/22	2,000,000	1,998,848
Avery Dennison Corp.
2.096% 9/13/22 (g)	1,000,000	995,204
Centerpoint Energy, Inc.
1.805% 7/01/22	2,000,000	1,999,896
Cigna Corp.
2.032% 7/28/22 (g)	1,300,000	1,297,944
DENTSPLY International, Inc.
2.029% 7/05/22 (g)	2,000,000	1,999,489
Dominion Energy South
2.042% 7/26/22	2,000,000	1,997,024
Equifax, Inc.
2.031% 7/20/22 (g)	2,000,000	1,997,819
Fiserv, Inc.
2.050% 7/18/22 (g)	2,000,000	1,998,034
Fortive Corp.
2.112% 7/18/22 (g)	1,000,000	999,027
Ingredion, Inc.
1.990% 7/12/22 (g)	2,000,000	1,998,737
Rogers Communications, Inc.
2.286% 7/28/22 (g)	2,000,000	1,996,838
Ryder System, Inc.
1.472% 7/12/22	1,000,000	999,369
Southern Co.
2.030% 7/14/22 (g)	2,000,000	1,998,514
Tampa Electric Co.
2.030% 7/14/22 (g)	700,000	699,564
2.111% 7/12/22 (g)	1,300,000	1,299,313
Telus Corp.
1.472% 7/06/22 (g)	1,500,000	1,499,539
TransCanada PipeLines Ltd.
2.103% 7/25/22 (g)	800,000	798,885

TOTAL SHORT-TERM INVESTMENTS
Total (Cost $27,575,252)		$27,573,615

TOTAL INVESTMENTS —98.8%
(Cost $101,159,660)		110,963,232

Other Assets/(Liabilities) — 1.2%		1,296,734

NET ASSETS — 100.0%		$112,259,966

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.
(a)	Restricted security.
(b)	Non-income producing security.
(c)	Fair value estimated by management using significant unobservable inputs.
(d)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €4,200,000 and €0, respectively. Amounts converted to U.S. dollar.
(e)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €6,190,795 and €1,631,270, respectively. Amounts converted to U.S. dollar.
(f)	Held in MassMutual Private Equity Funds Subsidiary LLC. (See Note 1 in the “Notes to Consolidated Portfolio of Investments” section for more information on this entity).
(g)	Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2022, the aggregate market value of these securities amounted to $20,578,478 or 18.33% of net assets.
(h)	See Note 1 in the “Notes to Consolidated Portfolio of Investments".

Notes to Consolidated Portfolio of Investments (Unaudited)

1. Organization:

MassMutual AccessSM Pine Point Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized under the laws of the State of Delaware as a Delaware statutory trust pursuant to an Amended and Restated Certificate of Trust dated as of December 13, 2021, as it may be further amended from time to time. The Fund intends to qualify as a regulated investment company (a “RIC”).

The Fund currently offers Class 1 shares on a continuous basis at the net asset value (“NAV”) per share. The minimum investment is $1,000,000 and there is no sales charge associated with the share class. Massachusetts Mutual Life Insurance Company (“MassMutual”) owns 100% of the outstanding Class 1 shares.

The Fund’s investment objective is to generate long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest primarily and/or make capital commitments in private equity investments (“Private Equity Investments”), including primary and secondary private equity funds (“Portfolio Funds”) and co-investments, directly or indirectly in private portfolio companies (“Co-Investments”); investments intended to provide an investment return while offering better liquidity than private equity investments; and cash, cash equivalents and other short-term investments. Capital not invested in private equity may be invested in short-term debt securities, public equities or money market funds pending investment pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term debt securities or money market funds to meet operational and liquidity needs or for temporary defensive purposes.

Basis of Consolidation – On January 7, 2022, MassMutual performed an in-kind purchase transaction whereby it contributed the assets and liabilities of MassMutual Private Equity Funds LLC (“MMPEF”) and its subsidiary, MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”) to the Fund in exchange for shares of the Fund. The consolidated financial statements of the Fund include MMPEF and MMPEF Subsidiary in which the Fund invests and the results of which are reported on a consolidated basis with the Fund. Both MMPEF and MMPEF Subsidiary are wholly owned subsidiaries of the Fund; therefore, all intercompany accounts and transactions have been eliminated. MMPEF and MMPEF Subsidiary will hold all of the Fund’s Private Equity Investments and Co-Investments, while short-term investments are held directly by the Fund. As of June 30, 2022, MMPEF and MMPEF Subsidiary hold investments in the amount of $80,816,279 and $ 2,573,338, respectively.

2. Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Notes to Consolidated Portfolio of Investments (Unaudited) (Continued)

Investment Valuation Policies:

The NAV of the Fund’s shares is determined as of the close of business on the last business day of each month, as of the date of any distribution, and at such other times as the Fund’s Board of Trustees (“Trustees”) shall determine fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees.

Equity securities that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of open-end mutual funds are valued at their closing net asset values as reported on each business day.

Notes to Consolidated Portfolio of Investments (Unaudited) (Continued)

Investments for which market quotations are readily available are marked to market based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which a pricing service or other approved source either does not supply a quotation, price, or market based valuation, or supplies a quotation, price, or market based valuation that is believed by the primary pricing service or MML Advisers to be unreliable, will be valued according to fair value of those investments determined in good faith by the Fund’s Trustees. The Fund has adopted valuation policies that relate to the fair valuation of the Fund’s securities. The valuation policies are based on the fair value policies of Barings, the Fund’s subadviser. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price their shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its NAV. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The fair value of Private Equity Investments held by the Fund is generally based on the NAV of that investment reported by its investment manager on a quarterly basis. Adjustments are made to reported NAV for contributions by the Fund to a private equity investment and distributions to the Fund from a private equity investment after the reported valuation date. In the case of new investments where a NAV has not yet been received, the fair value is typically held at cost of the investment.

For direct investments in equity issued by privately held companies and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by the Fund utilizes one or a combination of, but not limited to, the following approaches:

•	(i) Recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers, adjusted for illiquidity and other factors such as minority ownership.

•	Future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks.

•	Cost of the investment when that is determined to be a fair approximate value of the investment.

The Private Equity Investments are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information for a Private Equity Investments is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Notes to Consolidated Portfolio of Investments (Unaudited) (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of June 30, 2022, for the Fund’s investments:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Private Equity Investments	$–	$–	$–	$83,389,617	$83,389,617
Short-Term Investments	–	27,573,615	–	–	27,573,615
Total Investments	$–	$27,573,615	$–	$83,389,617	$110,963,232

The Fund does not have the right to redeem private equity investments and therefore, they are considered illiquid.

Unfunded Commitments:

As of June 30, 2022, the Fund had total unfunded commitments of $23,373,023, which consist of $10,124,765 for primary private equity funds, $11,002,258 for secondary private equity funds, and $2,246,000 for co-investments.

Notes to Consolidated Portfolio of Investments (Unaudited) (Continued)

Accounting for Investment Transactions:

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Dividends and Distributions to Shareholders:

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Federal Income Tax:

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a RIC. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

3. Federal Income Tax Information:

At June 30, 2022, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$101,159,660	$9,901,118	$(97,546)	$9,803,572